EXHIBIT 10.9.1


                        USED VEHICLE WHOLESALE BORROWING
                         BASE CREDIT LINE LOAN AGREEMENT

                                 I. THE PARTIES

This Used Vehicle Wholesale Borrowing Base Credit Line Loan Agreement (the "Loan Agreement') is made effective the 17th day of February, 1996, by and between GENERAL MOTORS ACCEPTANCE CORPORATION, a New York corporation with a branch operations office located at 3444 McCrory Place, Suite 200, Orlando, Florida 32803 ("GMAC") and FIRST TEAM INFINITI, LTD., a Florida limited partnership with its principal business office located at 350 South Lake Destiny Road, Orlando, Florida 32810 ("Borrower").

                                II. THE RECITALS

A. WHEREAS, GMAC is in the business of providing, among other things, various credit accommodations to motor vehicle dealers, including Borrower, for use in the purchase, sale, lease, and rental of motor vehicles ("Dealership Financing"); and

B. WHEREAS, Borrower has requested and GMAC is willing to provide certain credit and finance accommodations in the form of a discretionary revolving borrowing base line of credit to finance the Borrower's acquisition of certain used motor vehicles (the "Line of Credit") but only in accordance with the terms and conditions of this Loan Agreement.

                               III. THE AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the sufficiency of which is hereby acknowledged, GMAC and Borrower hereby agree as follows:

1. THE LINE OF CREDIT. Subject to all of the terms and conditions of this Loan Agreement, GMAC hereby establishes an initial discretionary revolving line of credit, not to exceed Five Hundred Thousand and no/100 Dollars ($500,000.00) (the "Line of Credit").

                  (a) THE PURPOSE. The Line of Credit shall be used by the Borrower to finance the direct acquisition and holding of Used Motor Vehicles [as that term is defined in subparagraph 1(g)(ii)] in inventory for subsequent sale or lease. Borrower acknowledges that the fundamental nature and character of the Line of Credit is a purchase money loan in that the existence and use of the credit accommodations will enable and facilitate the acquisition of Used Motor Vehicles as inventory for Borrower.

                  (b) ADVANCES. Upon request made to GMAC by Borrower from time to time, GMAC will loan and advance money directly to Borrower or its designee under the Line of Credit ("Advance"). Such request shall be in writing and presented to GMAC substantially in the form of Exhibit 1(b) hereto with the appropriate insertions (the "Request for Credit Line Advance"). The first Advance made on or after the date of this Loan Agreement shall be in an amount and shall be so used to fully pay the total principal amount presently outstanding under the used vehicle floorplan financing accommodations now extant between Borrower and GMAC. The aggregate principal amount of all Advances remaining unpaid from time to time are deemed "Credit Line Advances."

                  (c) LIMITATION. Credit Line Advances shall at no time and in no event exceed the lesser of Five Hundred Thousand and no/100 Dollars ($500,000.00) or the Collateral Formula Amount, as that term is defined in subparagraph 1(g)(i); provided, however, that if it does for any reason, the excess amount shall be deemed to be part of the Line of Credit for all intents and purposes under this Loan Agreement.

                  (d) ACCOUNT STATED. Each Advance shall be charged to the Borrower's account on GMAC's books and records. GMAC will render to Borrower a statement at least once each month of the Borrower's account which, in the absence of manifest error, shall constitute an account stated and shall be deemed to be correct and accepted by and binding upon Borrower and constitute conclusive evidence as to the existence and amounts of the Credit Line Advances, unless GMAC receives a written statement of the Borrower's exceptions thereto within ten (10) days after such statement is rendered to the Borrower.

                  (e) PRINCIPAL REPAYMENT. In addition to the other amounts Borrower is obligated to pay GMAC as herein set forth, Borrower shall promptly and forthwith repay to GMAC the Credit Line Advances, as follows:

                           (i) PERMISSIVE PREPAYMENT. The Credit Line Advances may be prepaid in whole or in part at the option of Borrower and without premium or penalty, provided, however, that any partial prepayment shall be in multiple amounts of ten thousand dollars.

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                           (ii) MANDATORY REPAYMENT OF CREDIT LINE ADVANCES.

                                    [A] So much of the Credit Line Advances must
                           be paid from time to time to ensure the Line of Credit limitation of paragraph 1(c) is not exceeded.

                                    [B] The full amount of the Credit Line
                           Advances must be paid immediately upon demand by GMAC.

                  (f) INTEREST. The Credit Line Advances shall bear interest on the principal amount of and from the date of each Advance to the date of repayment in full of the Credit Line Advances. Only one interest rate will apply to the Credit Line Advances at any given time. The interest rate on each Credit Advance will be determined from time to time at the Prime Rate plus one percent per annum. The "Prime Rate" shall mean the rate of interest publicly announced as being in effect from time to time by a majority of the twelve (12) largest commercial banks operating in the United States (the "Banks") as the "prime" or "base" rate for computing interest on loans for borrowers of the highest credit standing. In determining the Prime Rate hereunder, GMAC's determination of the Banks and their publicly announced prime or base rates shall be conclusive. No change will be made in the Prime Rate unless there is a single rate of interest which is publicly announced by at least seven of the Banks as their prime or base rate. The Prime Rate as of the date of this Agreement is Nine percent (9%). Notwithstanding the foregoing, for the purposes of determining the Prime Rate of Interest under this Loan Agreement, the Prime Rate shall be considered to be five percent (5%) if the Prime Rate established by said Banks at any time is a figure which is less than 5% per annum. Interest shall be calculated on the basis of a 360-day year for the number of actual days outstanding. Interest shall be billed by GMAC monthly and shall be due and payable immediately upon receipt. The parties hereto intend to comply with applicable usury laws and the aforesaid interest rate is to be construed in accordance with this intent. The parties acknowledge that these laws may change from time to time. If acceleration or other events cause the interest contracted for, charged or received to be in excess of the lawful maximum, Borrower will receive credits so that the interest will comply with the law and in no event will the interest contracted for, charged or received exceed the legal maximum.

                  (g) SPECIAL DEFINITIONS.

                           (i) COLLATERAL FORMULA AMOUNT. The Collateral Formula
                     Amount shall be the aggregate of the following amounts, as hereinafter described, as of the date of this Loan Agreement, as


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                     adjusted from time to time, and as certified in the
                     Certification Report required to be submitted to GMAC by Borrower pursuant to paragraph 4 hereof, provided that the actual Collateral Formula Amount shall at no time be less than (i) the amount represented in the Monthly Certification Report or (ii) the Credit Line Advances, whichever is less:

                                    [A] With respect to all Used Motor Vehicles
                           owned by Borrower, Fifty percent (50%) of the lesser of (I) the actual and reasonable acquisition cost (plus actual and reasonable reconditioning expenditures) or (II) the current listed wholesale value as provided in the current, local edition of the National Automobile Dealers Association used car guide using average condition and making no allowance for special or additional equipment or features.

                           (ii) "Used Motor Vehicles" shall mean any
                     and all motor vehicles, cars, vans, passenger vehicles, and light trucks which

                                    [A] are then owned and held in inventory for
                           sale, lease, or rental by Borrower; and

                                    [B] have been owned and held in inventory
                           for not more than ninety (90) days from original acquisition by Borrower; and

                                    [C] have been previously used and titled
                           under any state title certificate law (except if such use and titling was for the exclusive purpose of utilizing it as a demonstrator in promoting the sale, lease, or rental of Borrower merchandise); and

                                    [D] were originally acquired by Borrower,
                           exclusive of reconditioning expenditures, for not less than Three Thousand Dollars ($3,000.00) per motor vehicle; and

                                    [E] are of any make, type, model, or age;
                           and

                                    [F] are not otherwise customarily regarded
                           by GMAC in the ordinary course of its business as a new motor vehicle; and

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                                    [G] are free from any other lien, security
                           interest, or encumbrance, except in favor of GMAC in connection with this Loan Agreement; and

                                    [H] include all parts, accessories,
                           instruments, or equipment originally installed thereon.

2. SECURITY INTEREST AND COLLATERAL ASSIGNMENT. To secure (i) the prompt and complete payment of the Credit Line Advances, (ii) the payment and performance of any and all obligations and duties of Borrower of any and all other debts, obligations or duties of Borrower to GMAC now existing or hereafter arising by this Loan Agreement, whether direct or indirect, absolute or contingent, or otherwise, Borrower hereby pledges, assigns and grants to GMAC a security interest in all inventory of motor vehicles meeting each of the conditions described in subparagraphs 1(g)(ii)[A], [C], [E], and [H], including but not limited to all Used Motor Vehicles, now existing or hereafter acquired and wherever located, and any and all proceeds thereof, in whatever form (the "Collateral"). Borrower shall execute and deliver to GMAC one or more agreements, documents, and financing statements, in form and substance satisfactory to GMAC, as may be required by GMAC to grant and maintain a valid, perfected first lien or security interest in the Collateral.

3.       HANDLING OF COLLATERAL. With respect to the Collateral, Borrower shall:

                  (a) maintain, secure and protect it from diminution in value; and

                  (b) keep it free and clear of the claims, liens, mortgage, pledge, encumbrances, security interests and rights of all others; and

                  (c) hold, control and dispose of the Used Motor Vehicles only for the purpose of storing and exhibiting it for retail sale or lease in the ordinary course of business; and

                  (d) permit GMAC full and complete access to it in order to inventory, inspect and audit it, including review of Borrower's books and records pertaining thereto; and

                  (e) insure it against all risks in such amounts and with a carrier and deductibles acceptable to GMAC. Such insurance policy shall name GMAC as loss payee, to the extent of its interests therein and shall contain a cancellation provision only upon thirty (30) days' prior written notice to GMAC; and

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                  (f) will have good and marketable title to all of it.

4. MONTHLY CERTIFICATION REPORTS. Borrower shall furnish GMAC within fifteen (15) days of the fifteenth and last day of each month a report certified by the chief executive officer or the chief financial officer of Borrower, in the form attached as Exhibit 4, detailing the Collateral Formula Amount as of the reporting date ("Monthly Certification Report"). The Monthly Certification Report submitted as of a month-end date shall have attached to it a complete and detailed listing of all Used Motor Vehicles, in the form attached to Exhibit 4. GMAC may, in its sole discretion, increase the frequency of such reports and demand such a report at any time. The terms set forth in the Monthly Certification Report shall be part and parcel of this Loan Agreement.

5. RIGHTS AND REMEDIES OF GMAC. Upon the occurrence of any of the following: (a) a default by Borrower in the payment, performance or observance of any obligation or covenant under this Loan Agreement or under any other agreement now or hereafter entered into with GMAC; (b) the institution of a proceeding in bankruptcy, receivership or insolvency by or against Borrower or its property; (c) if GMAC shall deem itself insecure based on its knowledge of any event, occurrence, circumstance or fact not directly caused by GMAC, which in the reasonable judgment of GMAC will have a material adverse effect on the Collateral, or on the collection by GMAC under any guaranty of the obligations of Borrower hereunder or if any substantial portion of Collateral is in danger of misuse, loss, seizure or confiscation; GMAC may take immediate possession of Collateral without demand or further notice and without legal process. In furtherance thereof, Borrower shall, if GMAC so requests, assemble Collateral and make it available to GMAC at a reasonable, convenient place designated by GMAC. GMAC shall have the right, and Borrower hereby authorizes and empowers GMAC, to enter upon the premises wherever Collateral may be and remove same. In addition, GMAC shall have the right to exercise one or more of the following remedies:

                  (a) institute proceedings to collect all or a portion of the Credit Line Advances and to recover a judgment for the same and to collect upon such judgment out of any property of the Borrower wherever situated;

                  (b) to offset and apply any monies, credits or other proceeds of property of Borrower that has or may come into possession or under the control of GMAC against any amount owing by Borrower to GMAC;

                  (c) sell or lease the Collateral, or any portion thereof, after five days' written notice at public or private sale for the account of the Borrower.

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         Borrower agrees that the sale by GMAC of any property repossessed by
         GMAC to the seller thereof, or to any person designated by such seller at the invoice cost thereof to Borrower less any credits granted to Borrower with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same. Borrower further agrees that if GMAC shall solicit bids from three or more other dealers in the type of property repossessed by GMAC hereunder, any sale by GMAC of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Notwithstanding the foregoing, it is expressly understood that such means of disposal shall not be exclusive, and that GMAC shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means. GMAC's remedies hereunder are cumulative and may be enforced successively or concurrently. Borrower shall pay all expenses and reimburse GMAC for any expenditures, including reasonable attorney fees and legal expenses, in connection with GMAC's exercise of any of its rights and remedies under this Loan Agreement. In addition to the rights specified herein, all the rights and remedies afforded GMAC by applicable law shall apply.

 6. TERMINATION. This Loan Agreement is effective until terminated upon the earlier of any event described in subparagraph 5(a), (b), or (c) or sixty (60) days after receipt of written notice of termination sent by either party to the other. All rights and remedies of GMAC or duties and obligations of Borrower extant upon termination of this Loan Agreement shall continue in full force and effect until all obligations are paid in full.

7. SUSPENSION. GMAC may, in its sole and absolute discretion and judgment, increase, decrease, change, or suspend its obligation to make Advances under the Line of Credit.

8. NOTICES. All notices, requests, and demands shall be in writing and be given to or made upon the respective parties at the addresses set forth in Section I of this Agreement, or to such other address as either party shall designate for itself in writing to the other party. Notice shall be deemed given when sent to the addressee and may include hand delivery, overnight courier, certified mail, or electronic written transmission by public or private means.

9. RIGHTS AND REMEDIES NOT WAIVED. No course of dealing between the Borrower and GMAC or any failure or delay on the part of GMAC in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of GMAC and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

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

10. COMPLETE AGREEMENT. Except as otherwise provided or referred to herein, there are no other agreements or understandings, either oral or in writing, between the parties affecting this Loan Agreement or relating to any of the subject matters covered by this Loan Agreement. No agreement between GMAC and Borrower which relates to matters covered herein, and no change in, addition to (except the filling in of blank lines), or erasure of any printed portion of this Loan Agreement will be binding unless it is approved in a written agreement executed by a duly authorized representative of each party.

11. BINDING EFFECT. This Loan Agreement shall be binding upon the parties' successors and assigns provided, however, that Borrower shall have absolutely no right of assignment absent prior written consent of GMAC.

12. SEVERABILITY. Any provision hereof prohibited by law shall be ineffective to the extent of such prohibitions without invalidating the remaining provisions hereof.

13. GOVERNING LAW. This Loan Agreement shall be construed in accordance with and governed by the laws of the State of Florida.

14. CAPTIONS. The captions of the various sections and paragraphs of this Loan Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Loan agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Loan Agreement.

IN WITNESS WHEREOF, each of the parties has caused this Loan Agreement to be executed by its duly authorized representative effective the date first above written.

FIRST TEAM INFINITI, LTD.,                  GENERAL MOTORS ACCEPTANCE
a Florida limited partnership               CORPORATION, a New York
("Borrower")                                corporation ("GMAC")

By:      First Team Management, Inc.,       By:_________________________________
         a Florida corporation

                                            Its:________________________________

         By:_____________________
         Print Name:_____________
         As:_____________________

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

STATE OF ___________       )

COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this ____ day of ______________, 1996*, by _____________________________, as ______________ of
FIRST TEAM MANAGEMENT, INC., a Florida corporation, the General Partner of FIRST TEAM INFINITI, LTD., a Florida limited partnership, on behalf of the corporation and partnership. He [is personally known to me] [has produced ___________________________ as identification].

                                               _________________________________
                                               Notary Public
                                               Print name:______________________
                                               My commission
                                               expires:

STATE OF ___________       )

COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this ____ day of ______________, 1996*, by ________________________, as ___________________ of
GENERAL MOTORS ACCEPTANCE CORPORATION, a New York corporation, on behalf of the corporation. [He] [She] [is personally known to me] [has produced
___________________________ as identification].

                                               _________________________________
                                               Notary Public
                                               Print name:______________________
                                               My commission
                                               expires:

*(Reexecution Date)



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                                                     EXHIBIT 1(b) to Used
                                                     Vehicle Wholesale Borrowing
                                                     Base Credit Line Loan
                                                     Agreement Between GMAC and
                                                     _________ ("Borrower")
                                                     dated ________, 1995 (the
                                                     "Loan Agreement")

To: Attention: ___________________, Field Support Office Manager General Motors Acceptance Corporation

                         REQUEST FOR CREDIT LINE ADVANCE

Pursuant to Paragraph 1(b) of the Loan Agreement, Borrower hereby requests an Advance form GMAC to Borrower in the principal amount of $________________.

In connection with such Advance, the undersigned hereby certifies that:

1. Borrower's available Collateral Formula Amount, calculated pursuant to subparagraph 1(g) of the Loan Agreement (i.e., Collateral Formula Amount less outstanding Credit Line Advances), as of the date hereof is $__________.

2. The amount of the Advance requested hereunder does not exceed the amount of credit available pursuant to paragraph 1(c) of the Loan Agreement.

3.       No default under the Loan Agreement has occurred.

4. The proceeds of the Advance to Borrower requested hereby shall be (INITIAL one):

         ______ delivered to Borrower in the form of a check drawn on GMAC.

                           ______ wire-transferred to Borrower's depository bank account number _________________, located at the following financial institution:

                           ____________________      (Name)
                           ____________________      (Address)
                           ____________________
                           ABA Routing No. ________________

Certified as of __________________________.

                    ________________________________________
                                                              Borrower

Preparer's Name_____________________
Preparer's Title______________________
Preparer's Signature__________________


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



As of _______________, 1995               EXHIBIT 4 to Used Vehicle Wholesale
                                          Borrowing Base Credit Line Loan
                                          Agreement Between GMAC and
                                          _____________________ ("Borrower")
                                          dated ___________, 1995 (the "Loan
                                          Agreement")

To: Attention:________________________, Field Support Office Manager General Motors Acceptance Corporation

                          MONTHLY CERTIFICATION REPORT

Used Motor Vehicles [see Paargraph. 1(g)] .................. $___________ x __% = $_________________

Outstanding Credit Line Advances (subtract) [see Paragraph. 1(b)]......................[$___________]

Available Collateral Formula Amount [see Paragraph. 1(c)]....................................$______


The undersigned hereby certifies that as of the date hereof, the above information and the attached list of Vehicles consisting of ___ pages is true and correct and that there exists no default under the Loan Agreement.

The Monthly Certification Report of Borrower shall be subject to GMAC's approval. No failure by GMAC to provide notice of approval or notice of disapproval shall limit or constitute a waiver of any of the rights or remedies of GMAC hereunder or under any other loan document. Notwithstanding anything herein to the contrary and notwithstanding that GMAC may have previously approved any Used Motor Vehicle for inclusion in the Collateral Formula Amount at a specified value, GMAC may, at any time and from time to time, reevaluate the value of any Used Motor Vehicle included in the Collateral Formula Amount. Incident to any such reevaluation, the Borrower shall promptly provide to GMAC any materials GMAC may reasonably require. GMAC, in its sole and absolute discretion, may determine as a result of any such revaluation to reduce the amount which any Used Motor Vehicle contributes to the Collateral Formula Amount or to exclude such amount of any Used Motor Vehicle entirely, which determination shall be conclusive and binding in the absence of manifest error. If GMAC so determines that the Collateral Formula Amount of Borrower is to be reduced, GMAC shall give written notice thereof to the Borrower stating the amount of the reduction, the Used Motor Vehicle affected and the nature of the action taken by GMAC, and the reduction shall be effective upon GMAC's issuance of that notice.

                        _________________________________
                                                              Borrower

Preparer's Name_____________________
Preparer's Title____________________
Preparer's Signature________________



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